UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 19, 2023

LIBERTY TRIPADVISOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36603	46-3337365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series A common stock	LTRPA	The Nasdaq Stock Market LLC
Series B common stock	LTRPB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 21, 2023, Liberty TripAdvisor Holdings, Inc. (“Liberty TripAdvisor”) received written notice (the “Notice”) from The Nasdaq Stock Market (“Nasdaq”) notifying Liberty TripAdvisor that, because the closing bid price for Liberty TripAdvisor’s Series A common stock, par value $0.01 per share (“LTRPA”), had fallen below $1.00 per share for 30 consecutive business days, Liberty TripAdvisor no longer complied with the minimum bid price requirement for continued listing of LTRPA on the Nasdaq Global Select Market. Nasdaq Listing Rule 5450(a)(1) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”). The Notice indicated that, if Liberty TripAdvisor does not regain compliance with the Minimum Bid Price Requirement with respect to LTRPA by October 18, 2023, trading of LTRPA would be suspended.

On October 19, 2023, Liberty TripAdvisor received written notice from Nasdaq notifying Liberty TripAdvisor that trading of LTRPA and Liberty TripAdvisor’s Series B common stock, par value $0.01 per share (“LTRPB”), will be suspended at the open of business on October 30, 2023 due to LTRPA’s failure to regain compliance with the Minimum Bid Price Requirement by October 18, 2023 and LTRPB’s failure to satisfy the continued listing requirements under Nasdaq Listing Rule 5460(b) necessary to maintain a separate “primary equity security” listing independent of LTRPA, specifically the requirements set forth under Nasdaq Listing Rule 5450(b). Following such suspension, Nasdaq is expected to file a Form 25 Notification of Delisting with the Securities Exchange Commission with respect to LTRPA and LTRPB when all internal procedural periods have run.

The OTC Markets Group, Inc. (“OTC”) has approved the quotation of LTRPA and LTRPB on the OTCQB Venture Market (“OTCQB”) and LTRPA and LTRPB are expected to be quoted on OTCQB immediately following their suspension of trading on Nasdaq on October 30, 2023. The ticker symbols and CUSIPs for LTRPA and LTRPB are not expected to change in connection with their suspension and delisting from Nasdaq and commencement of quotation on the OTCQB.

Liberty TripAdvisor will continue to remain a reporting company under the Securities Exchange Act of 1934, as amended, and the transition to OTCQB is not expected to affect Liberty TripAdvisor’s business operations.

Item 7.01. Regulation FD Disclosure.

On October 19, 2023, Liberty TripAdvisor issued a press release relating to its intention to have LTRPA and LTRPB traded on OTCQB following their suspension of trading on Nasdaq.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties and on information available to Liberty TripAdvisor as of the date hereof. Statements regarding the suspension of trading of LTRPA and LTRPB on Nasdaq and the future trading of LTRPA and LTRPB on OTCQB are “forward-looking statements” and are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed in such forward-looking statements. Additional information concerning these and other important risks and uncertainties can be found in Liberty TripAdvisor’s and Tripadvisor, Inc.’s filings with the SEC, including Liberty TripAdvisor’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed on February 17, 2023, and Tripadvisor, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed on February 17, 2023. Liberty TripAdvisor undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 19, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2023

LIBERTY TRIPADVISOR HOLDINGS, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Senior Vice President